CONVERTIBLE SENIOR NOTES, NET	12 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
CONVERTIBLE SENIOR NOTES, NET
NOTE 12:	CONVERTIBLE SENIOR NOTES, NET

a.	Convertible senior notes, net:

In November 2019, the Company issued $500 million aggregate principal amount, 0% coupon rate, of convertible senior notes due 2024 and an additional $75 million aggregate principal amount of such notes pursuant to the exercise in full of the over-allotment option of the initial purchasers (collectively, "Convertible Notes").

The Convertible Notes were convertible based upon an initial conversion rate of 6.3478 of the Company's ordinary shares, par value NIS 0.01 per share, per $1 principal amount of Convertible Notes (equivalent to a conversion price of approximately $157.53 per ordinary share). The Convertible Notes were senior unsecured obligations of the Company.

During the year ended December 31, 2024, the conditions allowing holders of the Convertible Notes to convert were met, and $574.5 million in aggregate principal amount of the Convertible Notes were converted for physical settlement prior to November 15, 2024 (the "Maturity Date"), and $0.5 million were repaid in cash at par at the Maturity Date.

Prior to May 15, 2024, a holder was able to convert all or a portion of its Convertible Notes only under the following circumstances:

(1)
During any calendar quarter commencing after the calendar quarter ending on March 31, 2020 (and only during such calendar quarter), if the last reported sale price of the Company's ordinary shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter was greater than or equal to 130% of the conversion price on each applicable trading day;

(2)
During the five business day period after any 10 consecutive trading day period ("measurement period") in which the trading price, determined pursuant to the terms of the Convertible Notes, per $1 principal amount of Convertible Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the ordinary shares and the conversion rate on each such trading day;

(3)
If the Company called the Convertible Notes for redemption in certain circumstances, at any time prior to the close of business on the third scheduled trading day immediately preceding the redemption date; or

(4)	Upon the occurrence of specified corporate events.

On or after May 15, 2024 until the close of business on the third scheduled trading day immediately preceding the Maturity Date, a holder was able to convert its Convertible Notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company could pay or deliver cash, ordinary shares or a combination of cash and ordinary shares, at the Company's election.

The Company could not redeem the notes prior to November 15, 2022, except in the event of certain tax law changes. The Company could, at any time and from time to time, redeem for cash all or any portion of the notes, at the Company's option, on or after November 15, 2022, if the last reported sale price of the Company`s ordinary shares had been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which it delivered notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed.

Upon the occurrence of a Fundamental Change as defined in the Indenture, holders could require the Company to repurchase for cash all or any portion of their Convertible Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased (plus accrued and unpaid special interest payable under certain circumstances set forth in the terms of the Convertible Notes (if any) to, but excluding, the fundamental change repurchase date). In addition, in connection with a make-whole fundamental change (as defined in the Indenture), or following the Company's delivery of a notice of redemption, the Company would, in certain circumstances, increase the conversion rate for a holder who elected to convert its notes in connection with such a corporate event or redemption, as the case may be.

On March 2024, the Company and the Convertible Notes trustee, entered into a supplemental indenture to change the Settlement Method (as defined in the Indenture) elected, or deemed elected, if it does not timely elect a Settlement Method applicable to a conversion of Convertible Notes, to Physical Settlement (as defined in the Indenture).

As of December 31, 2023, the Convertible Notes were classified as a current liability.

The net carrying amount of the liability of the Convertible Notes as of December 31, 2023 and 2024 was as follows:

	December 31,
	2023	2024
Liability component:

Remaining principal amount	$575,000	$-
Unamortized issuance costs	(2,660)	-

Net carrying amount	$572,340	$-

Interest expense related to the Convertible Notes was as follows:

	Year ended
	December 31,
	2022	2023	2024

Amortization of debt issuance costs	$2,980	$2,996	$2,660

Total interest expense recognized	$2,980	$2,996	$2,660

b.	Capped Call Transactions:

In connection with the pricing of the Convertible Notes and the exercise by the Initial Purchasers of the over-allotment option, the Company entered into privately negotiated capped call transactions ("Capped Call Transactions") with certain financial institutions ("Option Counterparties"). The Capped Call Transactions covered, collectively, the number of the Company's ordinary shares underlying the Convertible Notes, subject to anti-dilution adjustments substantially similar to those applicable to the Convertible Notes.

The Capped Call Transactions had an initial strike price of approximately $157.53 per share, subject to certain adjustments, which corresponded to the approximate initial conversion price of the Convertible Notes.

The cap price of the Capped Call Transactions was initially $229.14 per share and was subject to certain adjustments under the terms of the Capped Call Transactions. The Capped Call Transactions were separate transactions, in each case, entered into by the Company with the Option Counterparties, and were not part of the terms of the Convertible Notes and would not have changed the holders' rights under the Convertible Notes.

During the year ended December 31, 2024, the Company reclassified the Capped Call Transactions from equity at fair value. The Capped Call Transactions were previously recorded as part of equity since the Company could have elected the settlement method and equity classification was not precluded under ASC 815. When the Company could no longer change the settlement method, cash settlement became mandatory and therefore the Capped Call Transactions were required to be reclassified and measured at fair value through earnings.

As such, $256.7 million was reclassified from additional paid-in capital to derivative assets. The change in fair value of the derivative asset from the reclassification date to December 31, 2024, was $4.6 million and was recorded to financial income, net on the consolidated statements of comprehensive loss.

On November 15, 2024, the Company received $261.4 million in cash from the Option Counterparties as final settlement of the Capped Call Transactions.